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                                                                   EXHIBIT 10.49



                     BOMBARDIER REGIONAL AIRCRAFT DIVISION


                               PURCHASE AGREEMENT





                                    BETWEEN


                                BOMBARDIER INC.



                                      AND



                         AMR EAGLE HOLDING CORPORATION


 Relating to the Purchase of Twenty-Five (25) Firm and Twenty-Five (25) Option
                  Canadair Regional Jet, Series 700,  aircraft
                  Including related Customer Support Services
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                               TABLE OF CONTENTS

  ARTICLE
  -------
     1           INTERPRETATION
     2           SUBJECT MATTER OF SALE
     3           CUSTOMER SUPPORT SERVICES AND WARRANTY
     4           DELIVERY
     5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
                 WITH THE COMMISSION]
     6           PERMITS, LICENCES AND RELATED DOCUMENTS
     7           BUYER'S REPRESENTATIVE AT MANUFACTURING SITE
     8           BASIC AIRCRAFT PRICE
     9           FIRM AIRCRAFT PAYMENT SCHEDULE
     10          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                 COMMISSION]
     11          PAYMENTS
     12          BUYER INFORMATION AND BUYER FURNISHED EQUIPMENT
     13          FAA APPROVAL AND REGULATORY CHANGES
     14          INTENTIONALLY LEFT BLANK
     15          CHANGES
     16          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                 COMMISSION]
     17          PATENT INDEMNITY
     18          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                 COMMISSION]
     19          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                 COMMISSION]
     20          TERMINATION
     21          LIMITATION OF LIABILITY
     22          GOVERNING LAW
     23          TERMS
     24          SALES, LEASE, SUBLEASE AND ASSIGNMENT RIGHTS
     25          CONFIDENTIALITY
     26          COMPLIANCE WITH APPLICABLE LAWS
     27          REPRESENTATIONS AND WARRANTIES
     28          AGREEMENT
     29          INDEPENDENT CONTRACTOR
     30          CAPTIONS, HEREOF, INCLUDING
     31          SCHEDULES
     32          REMEDIES
     33          COSTS
     34          ARBITRATION
     35          INTENTIONALLY DELETED
     36          SUCCESSORS


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     37          NOTICES
     38          NO WAIVER
     39          TIME
     40          FURTHER ASSURANCES
     41          LANGUAGE
     42          EFFECT OF TERMINATION
     43          STATUS OF AFFILIATES OF BUYER
     44          MUTUAL AGREEMENT
     45          SURVIVAL
     46          COUNTERPARTS



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                                  SCHEDULES

           SCHEDULE A       --      SPECIFICATION
           SCHEDULE B       --      BUYER SELECTED OPTIONAL FEATURES
           SCHEDULE C       --      CUSTOMER SUPPORT SERVICES
                               --   TECHNICAL SUPPORT
                               --   SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT
                               --   TRAINING
                               --   TECHNICAL DATA
           SCHEDULE D       --      WARRANTY AND SERVICE LIFE POLICY
           SCHEDULE E       --      DELIVERY SCHEDULE
           SCHEDULE F       --      CERTIFICATE OF ACCEPTANCE
           SCHEDULE G       --      BILL OF SALE
           SCHEDULE H       --      CERTIFICATE OF RECEIPT OF AIRCRAFT
           SCHEDULE I       --      ECONOMIC ADJUSTMENT FORMULA
           SCHEDULE J       --      BUYER FURNISHED EQUIPMENT
           SCHEDULE K       --      CHANGE ORDER




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This Agreement is made as of the 31st day of January, 1998


BY AND BETWEEN:               BOMBARDIER INC., a Canadian corporation
                              represented by its BOMBARDIER REGIONAL AIRCRAFT
                              DIVISION, having an office at 123 Garratt
                              Boulevard, Downsview, Ontario, Canada.

                              ("BRAD")



AND: AMR Eagle Holding Corporation, a Delaware corporation having an office at 4333 Amon Carter Blvd., Fort Worth, Texas, U.S.A., 76155.

                              ("Buyer")



WHEREAS Bombardier Inc., through its Canadair Manufacturing Division, is engaged in the manufacture of the Canadair Regional Jet aircraft products; and


WHEREAS Buyer desires to purchase, pursuant to the terms hereof, twenty-five (25) Firm Aircraft (as later defined) and to take options to purchase twenty-five (25) Option Aircraft (as later defined) and to purchase and to take option to purchase related data, documents, and services under this Agreement (as later defined), and BRAD desires to sell, pursuant to the terms hereof, such Aircraft, data, documents and services to Buyer;


NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and BRAD agree as follows:



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                                                Buyer _____    BRAD _____

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ARTICLE 1 - INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of the Agreement.

1.2 The headings and captions in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3 In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

         (a)     "Acceptance Period" shall have the meaning attributed to it in
                 Article 4.4.2;

         (b)     "Acceptance Date" shall have the meaning attributed to it in
                 Article 4.5.1 (a);

         (c)     "Actual Delivery" shall have the meaning attributed to it in
                 Article 4.5.1 (d);

         (d) "Actual Delivery Date(s)" shall have the meaning attributed to it in Article 4.5.1(d);

         (e)     "Additional BFE" shall have the meaning attributed to it in
                 Article 12.3;

         (f) "Agreement" means this Agreement, including its Schedules, Annexes, Appendices and Letter Agreements, attached hereto (each of which is incorporated in the Agreement by this reference), as they may be amended pursuant to the provisions of the Agreement;

         (g)     "Aircraft" shall have the meaning attributed to it in Article
                 2.4;

         (h) "Aircraft Acceptance Guide" shall have the meaning attributed to it in Article 4.4.3;

         (i)     "Applicable BFE" shall have the meaning attributed to it in
                 Article 12.4;

         (j) "Basic Aircraft Price" shall have the meaning attributed to it in Article 8.1;

         (k)     "BIE" shall have the meaning attributed to it in Article 12.3;

         (l)     "Bill of Sale" shall have the meaning attributed to it in
                 Article 4.5.1 (c);




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         (m)     "BFE"  shall have the meaning attributed to it in Article
                 12.2;

         (n) "business day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Fort Worth, Texas; New York City, New York; or Montreal, Quebec are required by applicable law, rule or regulation to be closed;

         (o) "Buyer Selected Optional Features" shall have the meaning attributed to it in Article 2.1;

         (p) "Certificate of Acceptance" shall have the meaning attributed to it in Article 4.5.1(a);

         (q)     "Certification" shall have the meaning attributed to it in
                 Article 2.2;

         (r)     "Change Order" shall have the meaning attributed to it in
                 Article 15.1;

         (s) "Competent Authorities" shall have the meaning attributed to it in Article 26.1 and includes any succeeding department or agency then responsible for the duties of said Competent Authority;

         (t)     "day" shall mean a calendar day;

         (u)     "Delivery Schedule" shall have the meaning attributed to it in
                 Article 4.1.1;

         (v)     "Delivery Week" shall have the meaning attributed to it in
                 Article 4.2.1;

         (w) "Discrepancy Letter" shall have the meaning attributed to it in Article 4.4.6;

         (x) "Economic Adjustment Formula" shall have the meaning attributed to it in Article 8.2;

         (y)     "Engines" shall have the meaning attributed to it in Article
                 2.5;

         (z) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (aa)    "FAA"  shall have the meaning attributed to it in Article 6.1;

         (ab)    "FAA Bill of Sale" shall have the meaning attributed to it in
                 Article 4.5.1(c);

         (ac)    "Firm Aircraft" shall have the meaning attributed to it in
                 Article 2.1;

         (ad) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



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         (ae)    "GE" shall have the meaning attributed  to it in Article 2.5;

         (af)    "Interest Rate" shall have the meaning attributed in Article
                 7.2;

         (ag)    "Notice" shall have the meaning attributed to it in Article
                 37.1;

         (ah)    "Other Patents" shall have the meaning attributed to it in
                 Article 17.1;

         (ai)    "Option Aircraft" shall have the meaning attributed to it in
                 Article 2.3;

         (aj) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (ak) "Party" shall mean Buyer or BRAD, individually or collectively;

         (al)    "Permitted Change" shall have the meaning attributed to it in
                 Article 15.2;

         (am)    "Prime Rate" shall have the meaning attributed to it in
                 Article 7.2;

         (an)    "Purchase Price" shall have the meaning attributed to it in
                 Article 8.3;

         (ao)    "Readiness Date" shall have the meaning attributed to it in
                 Article 4.2.1. (c);

         (ap)    "Regulatory Change" shall have the meaning attributed to it in
                 Article 13.2;

         (aq)    "Scheduled Delivery Quarter" shall have the meaning attributed
                 to it in Article 4.1.2; (ar)    "Scheduled Delivery Month"
                 shall have the meaning attributed to it in Article 4.1.2.;

         (as) "Scheduled Delivery Week" shall have the meaning attributed to it in Article 4.2.1.(b);

         (at)    "Specification" shall have the meaning attributed to it in
                 Article 2.1;

         (au)    "Standard BFE" shall have the meaning attributed to it in
                 Article 12.3;

         (av) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (aw)    "TC" shall have the meaning attributed to it in Article 6.1.

1.5      All dollar amounts in this Agreement are in United States Dollars.



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

ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 Subject to the provisions of this Agreement, BRAD will sell and Buyer will purchase Twenty-Five (25) Canadair Regional Jet aircraft model CL600-2C10 Series 701 aircraft, certificated to seventy (70) passenger seats and manufactured pursuant to specification no. RAD-670-111 issue NC dated October 1997, attached hereto as Schedule A, as that specification may be modified from time to time in accordance with this Agreement (as so modified, the "Specification"), which Specification includes the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule B hereto, (individually or collectively, the "Firm Aircraft").

2.2      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
         COMMISSION]

2.3 Subject to the provisions of this Agreement, including Article 8 and Letter Agreements Nos. 2, 3, and 4, Buyer shall have the right to purchase an additional Twenty-Five (25) Canadair Regional Jet aircraft model CL600-2C10 Series 701 aircraft, certificated to seventy (70) passenger seats and manufactured pursuant to the Specification (individually or collectively, the "Option Aircraft").

2.4 Unless the context requires otherwise, the Firm Aircraft and the Option Aircraft are referred to herein, individually and collectively, as the "Aircraft".

2.5 The Aircraft will be delivered with two (2) General Electric Company ("GE") CF34-8C1 jet engines (the "Engines"). BRAD acknowledges that the Engines have been selected in accordance with the specifications and requirements of GE Specification Model E2299, dated November 1997, as may be amended by GE. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.6 BRAD acknowledges that the Aircraft purchased by Buyer is the Canadair Regional Jet Model CL600-2C10 Series 701 aircraft to be certificated at a seventy (70) passenger seat configuration. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.7      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
         COMMISSION]



ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1 BRAD shall provide to Buyer the customer support services described in Schedule C attached hereto.


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3.2      BRAD shall provide to Buyer the warranty and the service life policy described in Schedule D attached hereto.

3.3 Unless expressly stated otherwise, the services referred to in Articles 3.1 and 3.2 above are incidental to the sale of the Aircraft and are included in the Purchase Price.

ARTICLE 4 - DELIVERY

 4.1     Schedule

         4.1.1. The Firm Aircraft and the Option Aircraft will be offered for acceptance and delivery pursuant to the Aircraft delivery schedule set forth in Schedule E.1 and Schedule E.2 (subject, in the case of Option Aircraft, to being advanced pursuant to Letter Agreement No. 2) respectively, (individually or collectively, "Schedule E" or the "Delivery Schedule"), provided, however, Buyer shall be under no obligation to purchase any of the Option Aircraft unless Buyer exercises its options pursuant to Letter Agreement No. 2 to this Agreement.

4.1.2 The Delivery Schedule is expressed in calendar quarters (such quarter for an Aircraft being its "Scheduled Delivery Quarter") and the Parties shall agree on the month of delivery for each Aircraft (the "Scheduled Delivery Month") [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. The Scheduled Delivery Month shall be within the Scheduled Delivery Quarter for the applicable Aircraft.

4.2      Delivery Notices

         4.2.1 BRAD shall give Buyer notice, by facsimile or telegraphic communication or other expeditious means, of the date of readiness of each Aircraft for inspection and acceptance by Buyer as follows:

                 (a) commencing on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] the Parties shall agree on the period of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] that may start on any day of the week (a "Delivery Week") targeted for offer for acceptance of each Aircraft for the next [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] BRAD shall use reasonable efforts to meet this tentative Delivery Week, but shall not be bound by such tentative Delivery Week;

                 (b) BRAD will give notice of no less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE



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

                          COMMISSION] prior to the first day of the relevant Aircraft's Scheduled Delivery Month, confirming the Delivery Week on which the Aircraft will be available for delivery and inspection (the "Scheduled Delivery Week") which shall commence within the Scheduled Delivery Month; and

                 (c) BRAD will give notice of no less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the date on which the Aircraft will be ready for the commencement of Buyer's ground and flight inspection and acceptance (the "Readiness Date"), which Readiness Date shall in all cases be within the Scheduled Delivery Week and the Scheduled Delivery Month.

4.3      Location

         Each Aircraft will be delivered free and clear of all liens, claims, charges, and encumbrances of any nature whatsoever except those created by or through Buyer at BRAD's facility in Montreal, Quebec, Canada.

4.4      Acceptance

         4.4.1 At delivery, each Aircraft (a) will conform to the Specification, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] and (b) shall not have any defects.

         4.4.2 Buyer shall have [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] commencing on the later of the Readiness Date or the date the Aircraft is actually made available to Buyer for ground inspection and acceptance flight, in which to complete the ground inspection and acceptance flight [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] being the "Acceptance Period"). Until BRAD makes available to Buyer the manuals and logbooks required for the inspection of the Aircraft, BRAD will be deemed not to have made the Aircraft available to Buyer for ground inspection and acceptance flight.

         4.4.3 Up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] may participate in Buyer's ground inspection of the Aircraft of which [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] may participate in the acceptance flight. BRAD shall, if requested by Buyer, perform an acceptance flight of not less than one (1) hour and not more than three (3) hours duration. BRAD shall pay all of the costs related to such acceptance flight excluding any costs related to or associated with the participation of Buyer's personnel in such flights. Ground inspection and the acceptance flight shall be conducted in accordance with a mutually acceptable aircraft



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

                 acceptance guide (the "Aircraft Acceptance Guide"), which will be produced jointly between Buyer's maintenance and flight operations personnel and their counterparts at BRAD, based on generally accepted industry standards and including procedures necessary to confirm fulfilment of the obligations set forth in Article 4.4.1, at least twelve (12) months prior to the first day of the Scheduled Delivery Quarter of the delivery of the first Aircraft. At all times during ground inspection and acceptance flight, BRAD shall retain control over the Aircraft, but shall permit one (1) of Buyer's representatives to fly the Aircraft for a reasonable period of time during such flight. BRAD shall at all times retain control of the Aircraft and BRAD's representatives shall be "captain-in-command".

                 4.4.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                 in each case subject to the waiver of such Delivery Requirement by Buyer pursuant to the terms and conditions of a Discrepancy Letter, if any, (collectively, the "Delivery Requirements"), then Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 4.5.

         4.4.5   If any defect or discrepancy from the requirements of Article
                 4.4.1 in the Aircraft (a "Discrepancy") is revealed by Buyer's ground inspection or acceptance flight, such Discrepancy will be corrected by BRAD, at no cost to Buyer as soon as reasonably possible. In the event of a failure to meet the Delivery Requirements, to the extent necessary to verify such correction, BRAD shall permit additional ground inspection by Buyer and shall perform one (1) or more further acceptance flights in accordance with Article 4.4.3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         4.4.6 In the event Buyer desires to accept an Aircraft that Buyer is not required to accept pursuant to Article 4.4.4 having any Discrepancy, the Parties shall mutually agree, in the form of a letter agreement, on the Discrepancy, a timeline for the correction and the correction for such Discrepancy at no charge to Buyer (the "Discrepancy Letter"). The Discrepancy Letter shall prescribe the sole obligation of BRAD to remedy the Discrepancy and shall constitute the sole remedy of Buyer with respect to such Discrepancy, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION].

4.5      Title and Risk

         4.5.1 Upon completion of the ground inspection and acceptance flight of the Aircraft, correction of any discrepancy from the Delivery Requirements and successful reinspection and flight testing of the Aircraft:



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


                 (a) Buyer will sign a Certificate of Acceptance (in the form of Schedule F hereto) indicating that the relevant Aircraft has met or exceeded the Delivery Requirements for the Aircraft (the "Certificate of Acceptance"). Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

                 (b) BRAD will supply a TC Certificate of Airworthiness for Export;

                 (c) Buyer shall pay BRAD the balance of the Purchase Price and any other amounts due in connection with the applicable Aircraft, at which time BRAD shall (i) issue an FAA bill of sale (the "FAA Bill of Sale"),
                          (ii) issue a warranty bill of sale, in the form of Schedule G hereto (the "Bill of Sale") passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer and (iii) provide the documents required under Article 6;

                 (d) Upon delivery of the Bill of Sale, the FAA Bill of Sale, the Certificate of Acceptance and the permits, licenses and certificates required to be delivered under Article 6, title and risk of loss with respect to the relevant Aircraft shall pass from BRAD to Buyer and actual delivery ("Actual Delivery") of the relevant Aircraft will be deemed to have taken place. For purposes of this Agreement, the term "Actual Delivery Date" shall refer to the date on which Actual Delivery of the relevant Aircraft takes place;

                 (e) If, after transfer of title on the Actual Delivery Date, the Aircraft remains in or is returned to the care, custody or control of BRAD, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurers hereby waives and renounces and releases BRAD and any of BRAD's affiliates from any claim, whether direct or indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                 (f) Buyer shall promptly export the Aircraft from Canada and not divert same for use in Canada prior to export.

         4.5.2 Actual Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale, the FAA Bill of Sale and the Certificate of Receipt of Aircraft (in the form of Schedule H hereto).



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


4.6      Default of Buyer

         4.6.1 Provided that BRAD has met the Delivery Requirements, should Buyer not accept, pay for and take delivery of any of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION], or the day BRAD has met the Delivery Requirements (and the occurrence of successful reinspection and acceptance flight) for such Aircraft, whichever occurs later, Buyer shall be deemed to be in default of the terms of this Agreement.

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

4.7      PROMPT REINSPECTION

         For greater clarity and notwithstanding any other provision of this Agreement, Buyer shall perform any reinspection and follow-up acceptance flight reasonably promptly following notice from BRAD that all discrepancies from the Delivery Requirements have been cured. Should Buyer fail to reasonably promptly make such reinspection and follow-up acceptance flight, BRAD shall be deemed to have met the Delivery Requirements set forth in Article 4.4.4 (a) and (b), even absent such reinspection and follow-up acceptance flight, at the end of such reasonably prompt period for such reinspection and follow-up acceptance flight and the successful reinspection and follow-up acceptance flight shall be deemed to have occurred.

ARTICLE 5 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
            COMMISSION]

ARTICLE 6 - PERMITS, LICENCES AND RELATED DOCUMENTS

6.1 BRAD will obtain at no charge to Buyer, from Transport Canada ("TC"), a TC Type Approval (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA FAR Part 25 Type Certificate for the type of aircraft purchased under this Agreement. Such certificates will be valid at the time of delivery.

6.2 BRAD shall provide to Buyer a TC Certificate of Airworthiness for Export [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] on or before the Actual Delivery Date. BRAD shall not be obligated to obtain any other certificates or approvals as part of this Agreement; except that BRAD shall obtain [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] In addition, BRAD shall use reasonable efforts to de-register the Aircraft and provide the proof described in the preceding sentence as soon as reasonably possible following confirmation that no further flight is required for such Aircraft.



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

6.3 Except as otherwise required under this Article 6, the obtaining of any other import license or authority required to import the Aircraft into or operate the Aircraft in any country outside of Canada shall be the responsibility of Buyer. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

6.4      If the use of any of the certificates identified in this Article 6 or
         Article 13 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then BRAD shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft otherwise complies with Delivery Requirements.

6.5 Subject to the provisions of this Agreement relating to Regulatory Changes and changes mutually agreed upon by the Parties, BRAD shall be responsible for all certifications and approvals related to the installation of the Engines and related hardware and software, if any, on the Aircraft at no cost to Buyer.

6.6 Buyer is not required to accept delivery of any Aircraft that does not possess any certificate required to be obtained by BRAD prior to Actual Delivery pursuant to Article 6. Buyer is not required to accept delivery of any Aircraft if that Aircraft is not in a condition that makes it immediately eligible for the issuance of the certificates required by Article 6 where BRAD is required pursuant to
         Article 6 to deliver the Aircraft in a condition that permits the immediate issuance of such certificates.

6.7 BRAD shall provide the FAA required maintenance logbooks for the Aircraft on or before the Actual Delivery of the Aircraft.

ARTICLE 7 - BUYER'S REPRESENTATIVE AT MANUFACTURING SITE

7.1 Commencing with the date which is six (6) months prior to the Scheduled Delivery Month of the first Aircraft and ending with the Actual Delivery Date of the last Aircraft purchased hereunder, BRAD shall furnish, without charge to Buyer, one (1) suitable private office and the use of related equipment, including one (1) desk, file cabinets, two (2) telephone lines and access to shared facsimile and shared photocopy equipment, for two (2) of Buyer's representatives. Such space and equipment shall be conveniently located at BRAD's main manufacturing facility or such other location as may be mutually agreed by BRAD and Buyer. BRAD will also provide to Buyer's representative access to the tools, measuring devices, test equipment and technical and other assistance as may be reasonably necessary to perform acceptance tests and to inspect the Aircraft during manufacturing, provided that there is no disruption to the manufacturing process and that such things are available. Buyer shall be responsible for all expenses, including long distance telephone and facsimile charges, travel, living and accommodations, of its representatives and shall notify BRAD at least thirty (30)

                                                Initials

                                                Buyer _____    BRAD _____
         calendar days prior to the first scheduled visit of such representatives and three (3) days for each subsequent visit.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

7.3 BRAD's facilities and those of its affiliates shall be accessible to Buyer's representatives during the normal working hours of such facilities. Buyer's representatives shall have the right at any and all times during such normal business hours to observe the work at BRAD's facilities and those of its affiliates where the work is being carried out, provided there shall be no disruption in the performance of the work.

7.4 BRAD shall advise Buyer's representatives of the rules and regulations applicable to visitors of BRAD and those of its affiliates at the facilities being visited. Buyer's representatives shall conform to such rules and regulations, provided such rules and regulations are not discriminatorily applied to Buyer's representatives.

7.5 At any time prior to delivery of the Aircraft, Buyer's representatives may request, in writing, correction of parts or materials which they reasonably believe are not generally acceptable or in accordance with the Specification. BRAD shall provide a written response to any such request. Communication between Buyer's representative and BRAD shall be solely through BRAD's Contract Department or its designate.

ARTICLE 8 - BASIC AIRCRAFT PRICE

8.1 The basic price for the Aircraft, including Buyer Selected Optional Features, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Montreal, Quebec is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] expressed in April 30, 1997 dollars (the "Basic Aircraft Price"). Except as set forth below or elsewhere in this Agreement, the Basic Aircraft Price constitutes the entire price to be paid for each Aircraft, and, unless expressly stated otherwise, for the products and services provided by BRAD under this Agreement.

8.2 The Basic Aircraft Price is subject to escalation in accordance with the formula set forth in Schedule I (the "Economic Adjustment Formula").

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 9 - FIRM AIRCRAFT PAYMENT SCHEDULE

9.1 Buyer shall pay BRAD advance payments for such Firm Aircraft as follows:

                                                Initials

                                                Buyer _____    BRAD _____

          (a) A non-refundable deposit [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. This deposit is non-refundable and shall be considered part of the payment toward the Basic Aircraft Price of the relevant Firm Aircraft. Upon payment of the deposit referenced in this Article 9.1
                 (a), each of the Firm Aircraft shall be reserved for purchase by Buyer and shall be removed from the market;

         (b) A non-refundable progress [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per Firm Aircraft no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (c) A non-refundable progress payment [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the Basic Aircraft Price of each Firm Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (d) A non-refundable progress payment [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]of the Basic Aircraft Price of each Firm Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (e) A non-refundable progress payment [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (f) The balance of the Purchase Price of each Firm Aircraft, after deducting the payments made in this Article 9.1 (a) through
                 (e) above, upon the Actual Delivery Date of each Aircraft by BRAD to Buyer;

         (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] BRAD shall not be obligated to pay any interest to Buyer on any deposits or progress payments referenced in this
                 Article 9.1 (a) through (e) above; and

         (h) All progress payments referenced in this Article 9.1 (c) through (e) above shall be made on the first business day of the applicable month.

                                                Initials

                                                Buyer _____    BRAD _____

ARTICLE 10 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 11 - PAYMENTS

11.1 BRAD shall provide notice to Buyer of any late payment from Buyer, however, Buyer will not be relieved of its obligations to make payment when due or of its obligation to pay overdue interest if no notice is issued by BRAD. Buyer shall pay BRAD daily interest on late payments, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] at the Interest Rate. BRAD's right to receive such interest is in addition to any other right or remedy BRAD has at law or in equity as a result of Buyer's failure to make payments when due.

11.2 Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to BRAD's account in the following manner:

         (a)   Pay:                     [CONFIDENTIAL PORTION OMITTED AND
                                        FILED SEPARATELY WITH THE COMMISSION]

         (b)   Beneficiary:             [CONFIDENTIAL PORTION OMITTED AND
                                        FILED SEPARATELY WITH THE COMMISSION]

         (c)   For further credit to:   [CONFIDENTIAL PORTION OMITTED AND
                                        FILED SEPARATELY WITH THE COMMISSION]

         (d)   In favour of:            [CONFIDENTIAL PORTION OMITTED AND FILED
                                        SEPARATELY WITH THE COMMISSION]

11.3 All payments provided for under this Agreement shall be made so as to be received in immediately available funds on or before the dates stipulated herein.

11.4 BRAD shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in Article 9 or Letter Agreement No. 3 as applicable with respect to the relevant Aircraft have been made.

ARTICLE 12 - BUYER INFORMATION AND BUYER FURNISHED EQUIPMENT



                                 Page       18
                                                Initials

                                                Buyer _____    BRAD _____

12.1 During the manufacture of the Aircraft, Buyer shall provide to BRAD on or before the date reasonably required by BRAD, all information as BRAD may reasonably request to manufacture the Aircraft including, the selection of furnishings.

         Nine (9) months prior to the Scheduled Delivery Month of the first Aircraft, Buyer will:

         (a) provide BRAD with an external paint scheme agreed on by the Parties;

         (b)     select interior colors; and

         (c) provide to BRAD, on drawings which will be forwarded to Buyer, language translations for interior and exterior Aircraft labels.

         Failure of Buyer to comply with these requirements may result in an increase in the Purchase Price [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION], a delay in delivery of the Aircraft, or both, in either case, reasonably related to Buyer's failure. BRAD shall use its reasonable efforts to prevent or minimize such delay or Purchase Price increase.

12.2 Certain equipment and items which Buyer may designate as Buyer Furnished Equipment are set forth in Schedule J ("BFE"). [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] provide BFE, Buyer shall be responsible for providing certified BFE to BRAD on the applicable on-dock dates set forth in Schedule J and the costs associated with shipping such BFE to BRAD's facilities in accordance with the requirements of this Article 12. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

12.3 The Parties may agree to treat other equipment and items other than the BFE as Buyer furnished equipment ("Additional BFE") and Buyer installed equipment after Actual Delivery of an Aircraft ("BIE"). [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] In the case of installations not included in the Specification as of the date of this Agreement, Buyer shall pay to BRAD the costs of providing certified Additional BFE to BRAD and the costs (which shall be agreed by the Parties prior to the completion of the order for such Additional BFE) of certifying and installing all such Additional BFE and its installation or provisions, as applicable; provided, however, that any Additional BFE that has been previously installed upon or is an option on the CL600-2C10 ("Standard BFE") shall be installed without any incremental charge for certification or installation.

12.4 On or before the date which is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the Scheduled Delivery Month of the first Aircraft Buyer shall notify BRAD in writing of the BFE, BIE or Additional BFE (if any) (the BFE and Additional BFE are, collectively, the "Applicable BFE") that Buyer wishes to


                                 Page       19
                                                Initials

                                                Buyer _____    BRAD _____
         have incorporated into the Aircraft. Buyer shall request of BRAD in writing any change that Buyer desires to make with regard to the Applicable BFE or BIE for the undelivered Aircraft at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the first day of the Scheduled Delivery Month of the first Aircraft upon which the change will be implemented. The dates for the delivery of the Additional BFE to BRAD will be mutually agreed by the Parties at the time the Parties agree to the addition of the Additional BFE. Except for Standard BFE, Buyer shall provide information regarding:

         (a)   weights and dimensions of the Applicable BFE;

         (b) test equipment or special tools required to incorporate the Applicable BFE;

         (c) any other information relating to the Applicable BFE that BRAD may reasonably require; and

         (d) the instructions necessary for the proper storage, fitment, servicing, maintenance and operation relating to the Applicable BFE.

         Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] days thereafter, BRAD shall advise Buyer of its acceptance or rejection of the Additional BFE. If required, the Parties hereto shall execute a Change Order in accordance with Article 15 to cover the Applicable BFE.

12.5 The Applicable BFE shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

         (a) Title to and risk of loss of the Applicable BFE shall remain at all times with Buyer. BRAD shall have such responsibilities for such Applicable BFE as is applicable by law to a bailee for hire;

         (b) The Applicable BFE must be received Carriage Paid To (Incoterms 1990) BRAD's plant or such other place as BRAD may reasonably designate, no later than the date specified by the Parties in Schedule J or by mutual agreement, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

         (c)     The Applicable BFE shall:

                 (i) have the applicable serviceable parts tags acceptable to TC and the FAA, and

                 (ii) meet the requirements of the applicable airworthiness certification agency;

         (d) The Applicable BFE shall be delivered to BRAD in good condition and ready for immediate incorporation into the Aircraft. BRAD shall, upon receipt, inspect the

                                                Initials

                                                Buyer _____    BRAD _____

                 Applicable BFE as to quantity and apparent defects and as soon as practicable inform Buyer of any discrepancies and the required corrective actions to be taken; and

         (e) BRAD shall only be responsible for the fitment and testing of the Applicable BFE in the Aircraft using reasonable care, using good manufacturing practices and in accordance with Buyer's written detailed description of the dimensions and weight of such Applicable BFE.

12.6 If at any time between receipt of the Applicable BFE by BRAD and the Actual Delivery Date, BRAD notifies Buyer that an item of Applicable BFE supplied does not meet the standards and requirements described above or its fitment, integration and testing in the Aircraft or Aircraft systems creates delays in the manufacturing or certification process, then such Applicable BFE may be removed and replaced by other Applicable BFE or by BRAD's equipment, unless Buyer requests delivery of the relevant Aircraft without such Applicable BFE. Buyer shall pay BRAD any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] in connection with such removal, refitment, replacement, testing, certification and/or delays in the Delivery Date of the Aircraft.

12.7 In the event that the delivery of an Aircraft is delayed due to any delay caused by Buyer's failure to:

         (a)     deliver or have Applicable BFE delivered by the date required;

         (b) ensure satisfactory design, suitability, use or operation of the Applicable BFE;

         (c) perform any adjusting, calibrating, retesting or updating of Applicable BFE;

         (d) furnish or obtain any approvals, data or information, in each case, regarding the Applicable BFE or in compliance with the provisions of this Article; or

         (e)     comply with the requirements of Articles 12.5 (c) and (d).

         BRAD agrees to discuss with Buyer, and use its reasonable efforts to carry out steps to minimize, cure, eliminate or work around the delay, but any delay reasonably incurred shall be the responsibility of Buyer and Buyer shall pay to BRAD any [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] due to such delay. BRAD shall use its reasonable efforts to prevent such delay or price increase.

12.8 Should there be a delay in delivery caused either by any failure of Buyer described in this Article 12, or by an event to which reference is made in Article 18.2 in connection with the Applicable BFE, and if such delay cannot reasonably be minimized, cured, eliminated or worked around by agreement of the Parties, Buyer agrees that BRAD may, at its sole option,

                                                Initials

                                                Buyer _____    BRAD _____
         deliver the Aircraft without installing the unapproved, delayed or non-conforming Applicable BFE, and Buyer agrees to take delivery of and pay for the Aircraft.

12.9 If this Agreement is terminated in whole or in part in accordance with the provisions hereof, BRAD will elect to, by written notice to Buyer, either:

         (a) purchase the Applicable BFE ordered by Buyer and/or received by BRAD at a price mutually agreed upon by BRAD and Buyer (including shipping charges); or

         (b) return the Applicable BFE to Buyer at Buyer's risk and expense at a location designated by Buyer.

12.10 In the event of Buyer's failure to perform any of its obligations set forth in this Article 12 which cause, directly or indirectly a delay in BRAD offering the Aircraft for inspection and acceptance in accordance with Article 4.2, BRAD shall not be in default under this Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] as a result thereof and shall be relieved of any and all obligations [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. Buyer shall pay [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] expenses and daily interest at the Interest Rate on the Purchase Price of the relevant Aircraft for each day of delay arising from or in connection with the aforementioned delay of an Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION].

ARTICLE 13 - FAA APPROVAL AND REGULATORY CHANGES

13.1 As provided in Article 6.1, at the time of Actual Delivery of each Aircraft, BRAD will possess a valid FAR Part 25 Type Certificate for the Aircraft. The responsibility for the costs of FAR Part 25 requirements will be as provided below.

13.2 If any change or modification to an Aircraft, or further testing of such Aircraft, is required by any law, governmental regulation or requirement (or, in each case, official interpretation thereof) by any Competent Authority having jurisdiction, including the FAA, in order to meet the requirements of FAR Part 25 and in each case is required before, on or after the date of this Agreement but prior to Actual Delivery of such Aircraft (a "Regulatory Change"), BRAD will implement such Regulatory Change to the affected [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION].

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

13.4 BRAD shall promptly issue a Notice to Buyer, identifying any Regulatory Change required to be made under this Article 13, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of

                                                Initials

                                                Buyer _____    BRAD _____
         delivery, Basic Aircraft Price and Purchase Price. Any Notice issued pursuant to this Article shall be effective and binding upon the date of BRAD's transmittal of such Notice.

ARTICLE 14 - INTENTIONALLY LEFT BLANK

ARTICLE 15 - CHANGES

15.1 Other than a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] or a Regulatory Change as described in Article 13.2, any change to this Agreement (including the Specification) or any features of the Aircraft or any addition or deletion of BFE/Additional BFE not previously accounted for, if any, requested by either Party hereto, and as may be mutually agreed upon by the Parties hereto, shall be made using a change order ("Change Order") substantially in the format of Schedule K hereto. Should either Party request a change, BRAD shall promptly advise Buyer of:

         (a) the effect, if any, of such Change Order on the Scheduled Delivery Month, Schedule Delivery Week and the Readiness Date (each as may be known at the time) and the Aircraft on which the change will be effected;

         (b)     the price and payment terms applicable to the Change Order;
                 and

         (c) the effect, if any, of such Change Order on any other material provisions of this Agreement (including the Specification or Performance Guarantees set forth in Letter Agreement No. 9) which will be affected by the Change Order.

         Such Change Order shall only become effective and binding on the Parties hereto when signed by a duly authorized representative of each Party.

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

15.3 At least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the Schedule Delivery Quarter of the first Aircraft, BRAD will prepare, and will allow Buyer a reasonable opportunity to inspect, a full size mock-up of the interior of the Aircraft, including the passenger seating areas, the flight attendant work and seating areas and the lavatories (the "Mock-up"). Additionally, at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the Scheduled Delivery Quarter of the first Aircraft, BRAD will provide to Buyer detailed drawings of the Aircraft's cargo areas, ground service access panels and cockpit (the "Drawings"). At any time [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] or more prior to the delivery of an Aircraft, BRAD will make, after consultation with Buyer and at no charge to Buyer, minor changes to

                                                Initials

                                                Buyer _____    BRAD _____
         the design of the Aircraft, including any such changes that are a result of Buyer's inspection of the Mock-up or the Drawings, that Buyer may reasonably request.

ARTICLE 16 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
             THE COMMISSION]

ARTICLE 17 - PATENT INDEMNITY

17.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by (a) the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer; (b) the Aircraft or any system, accessory, equipment or part thereof as modified by BRAD for Buyer to the extent such actual or alleged patent infringement results from such modification; or (c) any system, accessory, equipment or part held in Buyer's inventory or installed upon the Aircraft subsequent to the time the title to such Aircraft passes to Buyer that in each case was sold by BRAD to Buyer, then in each case BRAD shall indemnify, defend, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from such alleged or actual infringement, excluding any indirect, incidental or consequential or punitive damages (which include without limitation loss of revenue or loss of profit) and BRAD shall, at its expense, take one of the following actions, which action may be selected by
         BRAD:

         (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

         (b) replace such system, accessory, equipment or part with one of the similar nature and at least the same quality, utility and maintainability that is non-infringing; or

         (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement (including being of at least the same quality and utility and similar maintainability).

17.2 BRAD's obligation hereunder shall extend to Other Patents only if at the time the Claim arises:

          (a) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

         (b) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention)

                                                Initials

                                                Buyer _____    BRAD _____
                 or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the forgoing conventions.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 18 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
             WITH THE COMMISSION]

ARTICLE 19 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
             WITH THE COMMISSION]

ARTICLE 20 - TERMINATION

20.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the undelivered Aircraft before the Actual Delivery by BRAD or Buyer by notice of termination to the other Party upon the occurrence of any of the following events with respect to the other
         Party:

         (a) the other Party makes a general assignment of all or substantially all of its assets for the benefit of creditors, becomes insolvent or admits in writing its inability to pay its debts as they become due or the other Party ceases to pay its debts as they become due or the other Party ceases doing business as a going concern or suspends all or substantially all of its business operations; or

         (b) the other Party applies for the appointment of a receiver, custodian, liquidator or trustee; or a receiver, custodian, liquidator or trustee is appointed for the other Party or for substantially all of such other Party's assets and, if appointed without such Party's consent, such appointment is not discharged or stayed within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] calendar days thereafter; or

         (c) proceedings or action under any law relating to bankruptcy, insolvency, reorganization, readjustment of debt, dissolution, liquidation or any similar proceeding for the relief of debtors are instituted by or against the other Party, and, if contested by such other Party, are not dismissed or stayed within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] calendar days thereafter; or

         (d) any writ of attachment or execution or any similar process is issued or levied against the other Party or any significant part of its property and is not released, stayed,

                                                Initials

                                                Buyer _____    BRAD _____
                 bonded or vacated within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] calendar days after its issue or levy.

20.2 In addition, this Agreement may be terminated, in whole or in part, before the Actual Delivery with respect to any or all undelivered
         Aircraft:

         (a)     as otherwise provided in this Agreement; or

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

20.3 In case of termination by BRAD of this Agreement under [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (a) all rights (including property rights), if any, which Buyer or its assignee may have or may have had in or to this Agreement with regard to the undelivered Aircraft or all of the undelivered Aircraft, as applicable, shall become null and void with immediate effect;

         (b) BRAD may sell, lease or otherwise dispose of such undelivered Aircraft to another party free of any claim by Buyer;

         (c) all amounts paid, including any deposits, by Buyer with respect to the applicable undelivered Aircraft shall be retained by BRAD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

20.4 In the event of termination of this Agreement by Buyer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

20.5 For greater certainty, the Parties agree that Buyer shall not have the right to terminate this Agreement under Article 20.2 (c) in cases of either (a) delay in the delivery of an Aircraft and (b) loss, destruction or damage beyond economic repair of an Aircraft. Such termination rights of Buyer shall only exist, where applicable, under Articles [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] 19.1 respectively. For greater certainty, the Parties agree that BRAD shall not have the right to terminate this Agreement under Article 20.2(b) in case of Buyer's failure to accept pay for and take delivery of any Aircraft. Such termination rights of BRAD shall only exist, where applicable, under Article 4.6.

ARTICLE 21 - LIMITATION OF LIABILITY



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                                                Initials

                                                Buyer _____    BRAD _____

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 22 - GOVERNING LAW

22.1 THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

22.2 Buyer and BRAD agree that all disputes arising under this Purchase Agreement shall be resolved in accordance with the procedures set forth in Article 34. The United Nations Convention on International Sales shall not apply to this Purchase Agreement or the transactions contemplated hereby.

ARTICLE 23 - TERMS

23.1 Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the international aircraft manufacturing industry. All monetary amounts contained in this Agreement refer to U.S. dollars and any payments requested by either Party hereunder or under this Agreement shall be in U.S. Dollars.

ARTICLE 24 - SALES, LEASE, SUBLEASE AND ASSIGNMENT RIGHTS

24.1 Buyer shall have the right (without relieving Buyer of its obligations under this Agreement) to sell, lease, sublease, assign, transfer, convey or dispose of any or all of the Aircraft and retain or pass through any or all of the rights, benefits and obligations (including those pertaining to warranties) provided in this Agreement without the prior consent of BRAD to (a) any wholly-owned subsidiary of Buyer, (b) any leasing affiliate of Buyer, (c) any other affiliate of Buyer of greater or equal financial capability or (d) any financial or other institution involved in financing the Aircraft for Buyer provided in each case that (i) Buyer shall remain jointly and severally liable with the assignee for the performance of its obligations under this Agreement and (ii) there is no increase in liability and/or responsibility of BRAD.

24.2 Subject to Buyer's assignment rights under Article 24.1, for greater certainty, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] granted by BRAD are personal to Buyer and may not be negotiated, transferred, assigned or disposed of to any other person in any way without BRAD's consent (which shall not be unreasonably withheld or delayed) and that as a condition of its consent to



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

         assignment BRAD shall be entitled, as a condition to giving its consent, to require a reasonable amendment of the applicable provisions.

24.3 Notwithstanding the other provisions of this Article 24, BRAD shall, at Buyer's cost and expense, if so requested in writing by Buyer, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (a) to, after the Actual Delivery Date, an equipment trust, conditional sale or lien, or (b) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase in the liability and/or responsibility of BRAD arising through such financing.

24.4 BRAD may assign, convey, sell, transfer, dispose of, retain or pass through (in whole or in part) any or all of its rights, benefits and obligations hereunder to a wholly-owned subsidiary or affiliate ( a "BRAD Affiliate") without the prior consent of Buyer provided that (a) there is no increase to the liability and/or responsibility of Buyer and (b) BRAD remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement.

24.5 BRAD may assign any of its rights to receive money hereunder without the prior consent of Buyer.

24.6 Except as provided in this Agreement, neither Party may sell, lease, sublease, assign, transfer, convey or dispose of this Agreement, or any of such Party's rights, duties or obligations hereunder, without the prior written consent of the other Party (which shall not be unreasonably withheld or delayed). Notwithstanding such consent the Party receiving such consent shall not be relieved of any of its obligations under this Agreement. Any attempted sale, lease, sublease, assignment, transfer, conveyance, or disposition which does not comply with this Article 24 shall be null and void.

ARTICLE 25 - CONFIDENTIALITY

25.1 This Agreement is confidential between the Parties and shall not, without the prior written consent of the other Party, be disclosed by either Party in whole or in part to any other person or body except as set forth below.

25.2 Except as set forth below, each Party shall hold confidential and shall not reproduce any technical data or information supplied by or on behalf of the other Party or divulge the same to any third party without the prior written consent of the other Party (which consent shall not be unreasonably delayed or withheld). Except as set forth below, neither Party will disclose the Evaluation Materials (as defined below) to any third party without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed). The term "Evaluation Materials" shall mean and include the respective (i) data, reports, interpretations, forecasts, records, statements and documents in each case in written, documentary, computer or electronic form of any kind to the extent they contain information concerning BRAD or Buyer, as the case may be, which is not available to the general public and which the other



                                 Page       28


                                                Initials

                                                Buyer _____    BRAD _____

         Party or its representatives (including its affiliates, directors, officers, employees, agents and advisors (including attorneys, accountants, consultants, bankers and financial advisers of the Party) ("Representatives")) provide or have provided, to the recipient (the "Recipient") or any of its Representatives for the purposes of the transactions contemplated by this Agreement (the "Transactions") and
         (ii) information, reports, analyses, compilations, studies, interpretations, forecasts, records or other material prepared by the Recipient in each case in written, documentary, computer or electronic form containing, in whole or any part, any Evaluation Materials. Evaluation Materials may be disclosed to the Representatives of the Recipient who need to know the information for the purposes of evaluating and analyzing the Transaction, it being understood that they will be advised by the Recipient of the confidential nature of such information and that by receiving such information they are agreeing to be bound by the terms of this Article 25.

25.3 Either Party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been consented to by the other Party (which consent shall not be unreasonably delayed or withheld).

25.4 In the event either Party (the "Filing Party") now or hereafter has a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is subject to the reporting requirements of Section 15(d) thereof, or the Filing Party proposes to effect an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), and in any such case, the Filing Party reasonably determines, based upon the advise of counsel that this Agreement is a "material contract" as described in Item 601 of Regulations S-K, and is required to be filed as an exhibit to a registration statement under the Securities Act or a periodic report under the Exchange Act, the Filing Party shall notify the other Party, by written notice, at least thirty (30) days prior to the date of such anticipated filing of such determination and the reasons therefor, and shall use its reasonable efforts to work with the other Party to prepare and file with the Securities and Exchange Commission (the "Commission") a request for confidential treatment pursuant to Rule 24b-2 under the Exchange Act or Rule 406 under the Securities Act, as the case may be, with respect to information in this Agreement, and such other information as the other Party may reasonably request.

25.5 Any of the information that is required to be kept confidential pursuant to the provisions of Articles 25.1 and 25.2 (the "Confidential Information") may be disclosed to the extent such information is information that (a) at the time of the disclosure is publicly available or becomes publicly available through no act or omission of the Party having a confidentiality obligation under this Agreement, (b) may be reasonably necessary for either party to carry out its obligations or enforce its rights under this Agreement, (c) is independently and lawfully acquired or developed by such disclosing Party, (d) is disclosed despite the exercise of reasonable care which shall be at least the same degree of care as such Party takes to safeguard comparable confidential information of its own, (e) is required to be disclosed for the operation, maintenance, overhaul or repair of the Aircraft provided the recipient agrees to hold


                                 Page       29

                                                Initials

                                                Buyer _____    BRAD _____
         same in confidence and to use same only for the purposes stated above,
         (f) is required to be disclosed by Buyer by any lending or financial institution or leasing company or other participant in any equipment trust, conditional sale, lease, security agreement, chattel mortgage or other arrangement for the financing or use of the Aircraft by Buyer or for the financing of any of Buyer's obligations under this Agreement, (g) is disclosed as required by court order or as otherwise required by law (including federal securities laws), on the condition that prompt notice of the requirement for such disclosure is given to the other Party prior to making any disclosure unless impossible (this phrase only applies with respect to this subsection (g) ), (h) as may be reasonably required by BRAD for purposes of analytical or technical product support, improvement or enhancement of customer support services, (i) is disclosed to independent auditors, accountants or attorneys of the disclosing party who shall be advised of the confidential nature of same, or (j) is disclosed to the disclosing Party by a third party that did not acquire the information under an obligation of confidentiality.

25.6 To the extent that the other Party objects to the disclosure of confidential information, the Party from which the disclosure is sought shall (a) use all reasonable and lawful efforts to resist making any disclosure of such Confidential Information, (b) use all reasonable and lawful efforts to limit the amount of such Confidential Information to be disclosed, (c) use all reasonable efforts to obtain a protective order or other appropriate relief to minimize the further dissemination of the Confidential Information to be disclosed and (d) give the Party objecting to disclosure the opportunity to seek confidential treatment with regard to the Confidential Information. The provisions of this Article 25 shall survive the termination or expiration of this Agreement for whatever reason.

ARTICLE 26 - COMPLIANCE WITH APPLICABLE LAWS

26.1 Each Party shall comply with all applicable laws, rules, and regulations promulgated by Competent Authorities, with respect to its obligations under this Agreement, and with respect to all of the transactions contemplated hereby. Except as provided in this Agreement, each Party shall, at its own expense, obtain and maintain the governmental authorizations, licenses, approvals, registrations, and filings that may be required of it under applicable law, and under applicable rules and regulations promulgated by Competent Authorities, to execute or perform under this Agreement. For purposes of this Agreement, "Competent Authorities" shall mean any national, federal, state, provincial, county, local, or municipal government body, bureau, commission, board, board of arbitration, instrumentality, authority, agency, court, department, inspectorate, minister, ministry, official, or public or statutory entity or person (whether autonomous or not) having jurisdiction over any of the Parties in relation to this Agreement or any of the transactions contemplated hereby.

ARTICLE 27 - REPRESENTATIONS AND WARRANTIES

27.1 Effective as of the date of this Agreement and as of the Actual Delivery of each Aircraft, BRAD represents and warrants that:


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                                                Initials

                                                Buyer _____    BRAD _____

         (a) BRAD is a corporation duly organized, validly existing and in good standing under the laws of Canada and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement;

         (b) BRAD has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

         (c) The execution and delivery by BRAD of this Agreement, the performance by BRAD of its obligations hereunder and the consummation by BRAD of the transactions contemplated hereby, do not and will not (i) violate or conflict with any provision of the constitutional documents of BRAD, (ii) violate or conflict with any law, rule, or regulation applicable to or binding on BRAD, or (iii) violate or constitute any breach or default under any agreement, instrument or document to which BRAD is a party or by which BRAD or any of its properties is or may be bound or affected;

         (d) The execution and delivery by BRAD of this Agreement, the performance by BRAD of its obligations hereunder and the consummation by BRAD of the transactions contemplated hereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (i) any trustee or other holder of any indebtedness or obligation of BRAD, (ii) any federal, provincial, municipal, or local government regulatory, judicial or administrative entity of competent jurisdiction, or (iii) any other party;

         (e) This Agreement has been duly authorized, executed and delivered by BRAD and, assuming the due authorization, execution and delivery hereof by the Buyer, constitutes the legal, valid and binding obligation of BRAD enforceable against BRAD in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity; and

         (f) Each of the foregoing representations and warranties shall survive the execution and delivery of this Agreement and any termination hereof.

27.2 Effective as of the date of this Agreement and as of the Actual Delivery of each Aircraft, Buyer represents and warrants that:

         (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to



                                 Page       31

                                                Initials

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

                 conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement;

         (b) Buyer has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

         (c) The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby, do not and will not (i) violate or conflict with any provision of the constitutional documents of Buyer, (ii) violate or conflict with any law, rule, or regulation applicable to or binding on Buyer, or (iii) violate or constitute any breach or default under any agreement, instrument or document to which Buyer is a party or by which Buyer or any of its properties is or may be bound or affected;

         (d) The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (i) any trustee or other holder of any indebtedness or obligation of Buyer, (ii) any national, federal, state, or local government regulatory, judicial or administrative entity of competent jurisdiction, or (iii) any other party;

         (e) This Agreement has been duly authorized, executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof by BRAD, constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity;

         (f) By a filing with the Secretary of State of Delaware, effective as of December 22, 1997, Buyer's corporate name was changed from AMR Eagle, Inc. to AMR Eagle Holding Corporation; and

         (g) Each of the foregoing representations and warranties shall survive the execution and delivery of this Agreement and any termination hereof.

ARTICLE 28 - AGREEMENT

28.1 This Agreement and the matters referred to herein constitute the entire Agreement between BRAD and Buyer and supersede and cancel all prior representations, brochures, warranties,


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
         statements, negotiations, undertakings, letters, memoranda of agreement, proposal, acceptances, agreements, understandings, contracts and communications (including the Memorandum of Understanding dated 17 June 1997 and the Confidentiality Agreement dated June 4, 1997), whether oral or written, between BRAD and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement. No agreement or understanding shall vary the terms and conditions hereof unless it is in writing and duly signed by their respective authorized representatives.

28.2 If any of the provisions of this Agreement are for any reason declared by final judgement (from which all rights of appeal have expired) of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severed from this Agreement in the jurisdiction in question and such contravention, illegality, invalidity or unenforceability shall not in any way prejudice or affect the remaining parts of this Agreement which shall continue in full force and effect.

28.3 THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN ARTICLE 21 EXTENDS ALSO TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC., INCLUDING DE HAVILLAND INC. (COLLECTIVELY THE "BOMBARDIER GROUP") AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BRAD IS, FOR PURPOSES OF THIS ARTICLE 28.3, ACTING AS AGENT AND TRUSTEE.

ARTICLE 29 - INDEPENDENT CONTRACTOR

29.1 Each of the Parties is an independent contractor. Nothing in this Agreement is intended or shall be construed to create or establish any agency, partnership, joint venture, or fiduciary relationship between the Parties. Neither Party nor any of its affiliates has any authority to act for or to incur any obligations on behalf of or in the name of the other Party or any of its affiliates.

ARTICLE 30 - CAPTIONS, HEREOF, INCLUDING

30.1 The captions and headings appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit, or enlarge the scope of this Agreement or any of the provisions hereof. "Including" or "include" shall be deemed to mean "limitation" or "include without limitation," respectively, unless otherwise specified in this Agreement. All references in this Agreement to "herein," "hereof," "hereto," "hereby," or "hereunder" shall be deemed references to this Agreement as a whole and not to any particular section, subsection, paragraph, subparagraph, sentence or clause of this Agreement.

ARTICLE 31 - SCHEDULES


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                                                Initials

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


31.1 The schedules and letters of agreement to this Agreement are incorporated into this Agreement and form a part hereof for all intents and purposes.

ARTICLE 32 - REMEDIES

32.1 Unless otherwise expressly provided herein, all remedies provided for herein are cumulative and, to the extent provided in the next sentence, exclusive. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] However, in no event shall either Party be able to recover any duplication of payment or recovery regardless of the number of remedies used.

ARTICLE 33 - COSTS

33.1 Each Party shall bear its own costs of attorneys, accountants and financial advisors in connection with the preparation, negotiation and execution of this Agreement, and other transaction documentation (provided, however, that the allocation of such costs with respect to financing documentation shall be addressed in the Financing Term Sheet).

ARTICLE 34 - ARBITRATION

34.1 The Parties agree that if they cannot resolve the proper apportionment among them of responsibility for or with respect to any Claim, or any other dispute or alleged dispute that may arise in connection with the interpretation of any provision of this Agreement or the performance, failure to perform, or breach by any Party of its obligations under this Agreement (each a "Dispute"), such Dispute shall be referred to and finally and confidentially resolved by arbitration under the Rules of the London Court of International Arbitration (the "Arbitration Rules"), which rules are deemed to be incorporated by reference herein, except as they may be modified herein or by mutual agreement of the Parties. In the event of a conflict between the Arbitration Rules and the provisions of this Agreement, the provisions of this Agreement shall prevail. The arbitration proceedings shall take place in New York, New York, and shall be conducted in the English language.

34.2 Each of the Parties expressly and irrevocably waives its rights to bring suit against the other in any court of law regarding this Agreement, except for the limited purpose of enforcing an arbitral award obtained hereunder or obtaining any injunctive, temporary or preventive relief as may be available to it for the purpose of maintaining the status quo pending the completion of the arbitration for a breach or threatened breach by the other Party of this Agreement which threatens irreparable damage, in which case suit may be brought in any court of competent jurisdiction. Each Party, to the fullest extent it may effectively do so under applicable laws, rules or regulations, irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that is not subject to the arbitration hereunder.


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

34.3 The arbitration, including the rendering of the award, shall be conducted by three (3) arbitrators; provided, however, that the arbitration may be conducted by only one (1) arbitrator if the Parties so agree in advance of the arbitration and are able to agree upon a single, mutually acceptable individual. The arbitrator(s) shall be first nominated and then appointed in accordance with the Arbitration Rules. The Party initiating the arbitration (the "Claimant") shall appoint an arbitrator in its request for arbitration (the "Request"). The other Party (the "Respondent") shall appoint an arbitrator within fifteen (15) days of receipt of the Request and shall notify the Claimant of such appointment in writing. If within fifteen (15) days of receipt of the Request by the Respondent, the Respondent has not appointed an arbitrator, then that arbitrator shall be appointed by the London Court of International Arbitration. The first two (2) arbitrators appointed in accord with this provision shall appoint a third arbitrator within fifteen (15) days after the London Court of International Arbitration has notified the Parities (and any arbitrator already appointed) of its appointment of an arbitrator on behalf of the Party failing to appoint. When the third arbitrator has accepted the appointment, the two (2) arbitrators making the appointment shall promptly notify the Parties of the appointment. If the first two (2) arbitrators appointed fail to appoint a third arbitrator or to so notify the Party within the time period prescribed above, the London Court of International Arbitration shall appoint the third arbitrator and shall promptly notify the parties of the appointment. The third arbitrator shall act as chairperson of the tribunal (in accordance with Rule 3.3). Each of the arbitrators shall, to the extent appropriate, be knowledgeable about the legal, marketing and other business aspects of the airline industry (provided that such persons are then available) and fluent in the English language. If a Party does not object to an arbitrator within seven
         (7) days of appointment, such arbitrator shall be conclusively presumed to have such qualifications. Initially and until written notice has been received to the contrary, all notifications and communications arising from the arbitral proceedings may be made to the Parties in the manner and to the address specified in Article 37 of this Agreement.

34.4 In order to facilitate the comprehensive resolution of related Disputes, any Party, may, within twenty-one (21) days after the commencement of any arbitration, apply to consolidate that arbitration proceeding with any one (1) or more arbitration proceedings previously commenced pursuant to this Agreement. Such application shall be made to the arbitration tribunal in the earliest filed arbitration among those that the Party seeks to consolidate (the "First Tribunal"), which shall have the sole power to determine such issue. The First Tribunal shall not consolidate such arbitrations unless it determines that (a) there are issues of fact and law common to the two (2) proceedings so that a consolidated proceeding would be more efficient than separate proceedings, and (b) no Party would be prejudiced as a result of such consolidation through undue delay or otherwise. In case the arbitration proceedings are consolidated, the First Tribunal shall serve as the tribunal for all consolidated proceedings.

34.5 The Parties agree to use commercially reasonable efforts to complete the arbitration within ninety (90) days commencing from the date the last arbitrator accepts his or her appointment. Any decision or award of the arbitrator(s) shall be based solely on the terms of this Agreement and the substantive governing law applicable thereto.


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

34.6 All decisions of the arbitrator(s) shall be in writing stating the reason therefor, shall be final and conclusive, and shall be binding on the Parties. Any arbitral award may include an award of costs, including reasonable attorney's fees and disbursements. Judgement upon the award in the arbitration may be entered and enforced by any court of competent jurisdiction. The Parties agree to exclude, to the fullest extent permitted by applicable law, rule or regulation any right of application or appeal to any court in connection with any question of law arising in the course of arbitration proceedings or out of any decision or award by the arbitrators. The Parties expressly agree that the arbitrator(s) shall have the authority to award damages. The Parties also expressly agree that the arbitrator(s) shall not act as an amiable(s) compositeur(s).

34.7 Each of the Parties irrevocably submits to the personal jurisdiction of the U.S. District Court for the Southern District of the State of New York and of the Supreme Court of the State of New York, New York County for purposes of enforcing any award rendered in the arbitration. Each Party, to the fullest extent it may effectively do so under applicable law, rule or regulation, irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim and cause of action that it is not subject to the jurisdiction of any such court, any objection that it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that suit has been brought in an inconvenient forum.

34.8 To the extent that either Party or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise, from (a) any legal action, suit, arbitration proceeding or other proceeding, (b) set-off or counterclaim, (c) the jurisdiction of any court of competent jurisdiction, (d) service of process, (e) relief by way of injunction, order for specific performance, or for recovery of property, (f) attachment of its assets prior to judgement or after judgement, (g) attachment in aid of execution or levy, (h) execution or enforcement of any decree or judgement, or (i) judgement or jurisdiction, that Party, for itself and its property, does, to the full extent permitted by applicable law, rule or regulation, hereby irrevocably and unconditionally waive all rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions included under the Foreign Sovereign Immunities Act of 1976 of the United States of America.

ARTICLE 35 - INTENTIONALLY DELETED

ARTICLE 36 - SUCCESSORS

36.1 This Agreement shall inure to the benefit of and be binding upon each of BRAD and Buyer and their respective successors and permitted assignees.

                                                Initials

                                                Buyer _____    BRAD _____

ARTICLE 37 - NOTICES

37.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

         (a)     Notice to BRAD shall be addressed to:

                 Bombardier Inc.
                 Bombardier Regional Aircraft Division
                 123 Garratt Boulevard
                 Downsview, Ontario
                 Canada
                 M3K 1Y5
                 Attention:  Director of Contracts
                 Telex:06-22128
                 Facsimile:  (416) 375-4533

         (b)     Notice to Buyer shall be addressed to:

                 AMR Eagle Holding Corporation
                 4333 Amon Carter Blvd.
                 MD  5494
                 Fort Worth, Texas 76155
                 USA
                 Attn:  Senior Vice President of Planning
                 Phone: (817) 967-3905
                 Fax: (817) 967-0977

         (c)     With a courtesy copy to:

                 American Airlines, Inc.
                 4333 Amon Carter Blvd.
                 MD 5675
                 Fort Worth, Texas 76155
                 USA
                 Attn:  Corporate Secretary
                 Phone:  (817) 967-1254
                 Fax:  (817) 967-2937

                                                Initials

                                                Buyer _____    BRAD _____

37.2 Notice given in accordance with Article 37.1 shall be deemed sufficiently given to and received by the addressees:

         (a) if delivered by hand, on the day when the same shall have been so delivered; or

         (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgement of receipt; or

         (c) if sent by telex or facsimile on the day indicated by the acknowledgement or the answer back of the receiver in provable form.

37.3 Each Party irrevocably appoints CT Corporation, with offices on the date hereof at 1633 Broadway, New York, New York 10019 (hereinafter referred to as the "Process Agent"), to receive, for it and on its behalf, service of process (except for any notices pursuant to a proceeding under Article 34 hereof, for which notices shall be provided as set forth in Article 37.1 hereof). If for any reason the Process Agent is unable to act as such, each Party will promptly notify the other Party and within thirty (30) days appoint a substitute process agent acceptable to the other Party. The Parties irrevocably consent to service of process given in the manner provided for notices in Article 34. Nothing in this Agreement will affect the right of either Party to serve process in any other manner permitted by law.

ARTICLE 38 - NO WAIVER

38.1 No waiver of any breach or obligation under this Agreement by either Party shall constitute a waiver of any subsequent similar breach or obligation or of any other provision hereof. No waiver shall be effective unless made in writing and signed by a duly authorized representative of the waiving Party.

ARTICLE 39 - TIME

39.1 Time is of the essence with respect to the performance of the provisions hereof.

ARTICLE 40 - FURTHER ASSURANCES

40.1 Each Party shall do and perform, at such Party's expense, such further acts and execute and deliver such further instruments and documents as may be required by applicable law, rule or regulation or as may be reasonably requested by the other Party to effectuate the purposes of this Agreement.

ARTICLE 41 - LANGUAGE

41.1 The parties hereto have expressly required that this Agreement be drafted in English. Les parties aux presentes ont expressement exige que la presente entente soit redigee en anglais.

                                                Initials

                                                Buyer _____    BRAD _____

ARTICLE 42 - EFFECT OF TERMINATION

42.1 Notwithstanding any other provision of this Agreement, in the event this Agreement is terminated, whether in whole or in part, the Parties' [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 43 - STATUS OF AFFILIATES OF BUYER

43.1 Where Buyer's right to a benefit under this Agreement is determined by the number of Aircraft operated by the Buyer or the length of ownership of an Aircraft by Buyer, any Aircraft operated by affiliates of Buyer shall count as Aircraft operated by Buyer.


ARTICLE 44 - MUTUAL AGREEMENT

44.1 Buyer and BRAD agree that this Agreement has been the subject of discussions and negotiations and is fully understood by the Parties and that the Purchase Price of each Aircraft and the other mutual agreements of the Parties set forth herein have been arrived at in consideration of the other provisions contained in this Agreement, including related services, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] and the limitation of liability provisions contained in this Agreement.

ARTICLE 45 - SURVIVAL

45.1 The provisions of Articles 25 and 34 shall survive the termination of this Agreement, in accordance with their terms.

ARTICLE 46 - COUNTERPARTS

46.1 This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument. Execution may be effected by delivery of facsimiles of signature pages (and the Parties shall follow such delivery by prompt delivery of originals of such pages).

                                                Initials

                                                Buyer _____    BRAD _____

IN WITNESS WHEREOF THIS AGREEMENT WAS SIGNED ON THE DATE WRITTEN HEREOF:


For and on behalf of                            For an on behalf of

AMR EAGLE HOLDING CORPORATION:                  BOMBARDIER INC.:


Per:                                            Per:
     -------------------                              -------------
         Daniel P. Garton
Title:   President                              Title:
                                                       ------------

                                                Per:
                                                     --------------

                                                Title:
                                                       ------------

                                                Initials

                                                Buyer _____    BRAD _____

                                   SCHEDULES


                 SCHEDULE A           --      SPECIFICATION
                 SCHEDULE B           --      BUYER SELECTED OPTIONAL FEATURES
                 SCHEDULE C           --      CUSTOMER SUPPORT SERVICES
                                              --   TECHNICAL SUPPORT
                                              --   SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT
                                              --   TRAINING
                                              --   TECHNICAL DATA
                 SCHEDULE D           --      WARRANTY AND SERVICE LIFE POLICY
                 SCHEDULE E           --      DELIVERY SCHEDULE
                 SCHEDULE F           --      CERTIFICATE OF ACCEPTANCE
                 SCHEDULE G           --      BILL OF SALE
                 SCHEDULE H           --      CERTIFICATE OF RECEIPT OF AIRCRAFT
                 SCHEDULE I           --      ECONOMIC ADJUSTMENT FORMULA
                 SCHEDULE J           --      BUYER FURNISHED EQUIPMENT
                 SCHEDULE K           --      CHANGE ORDER

                                    Page 1

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE A

                                 SPECIFICATION





                                RAD - 670 - 111
                                    ISSUE NC
                                  OCTOBER 1997

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE B


                        BUYER SELECTED OPTIONAL FEATURES

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE C

                           CUSTOMER SUPPORT SERVICES

                  TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND
                                 TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1      SERVICE

         BRAD agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon. This service shall be provided [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

1.2      FIELD SERVICE REPRESENTATIVE AND START UP TEAM

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.0      DEFINITIONS

         (a)     "BRAD PARTS":

                 are any parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number in the BRAD Provisioning Files (as that expression is defined in ATA Specification 200).

         (b)     "POWER PLANT PARTS":

                 are any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

         (c)     "VENDOR PARTS":

                 are any parts, ground support equipment, tools and test equipment for the Aircraft which are not BRAD Parts or Power Plant Parts.

                                                         Initials

                                                         Buyer ____  BRAD ____

         (d)     "SPARE PARTS":

                 are all materials, parts, assemblies, special tools and items of equipment, including ground support equipment, BRAD Parts, Power Plant Parts and Vendor Parts ordered for the Aircraft by Buyer from BRAD.

         (e)     "ORDER":

                 is any order for Spare Parts issued by Buyer to BRAD.

         (f)     "TECHNICAL DATA":

                 shall have the meaning attributed to it in Schedule C Article 4.1.

         (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         (h) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.1      TERM AND APPLICABILITY

         The term of this Schedule C Article 2 shall become effective on the date hereof and shall, except as otherwise provided herein, remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.2      ORDER TERMS

         Terms and conditions hereof shall apply to all Orders placed by Buyer with BRAD in lieu of any terms and conditions in Buyer's or BRAD's purchase orders.

2.3      PURCHASE AND SALE OF SPARE PARTS

         2.3.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.4      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION]

         2.4.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

         2.4.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.5      PURCHASE OF VENDOR PARTS & POWER PLANT PARTS

         Except for Vendor Parts ordered through BRAD which are covered by
         Article 2.13.2 hereof, Vendor Parts shall be delivered [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.6      SPARE PARTS PRICING

         2.6.1   SPARE PARTS PRICE CATALOGUE

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         2.6.2   BRAD PRICES FOR VENDOR PARTS

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         2.6.3   QUOTATIONS

         2.6.3.1 Price and delivery quotations for items not included in the Spare Parts Price Catalogue shall be provided at Buyer's request by BRAD. Such price quotations will be held firm for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] or such longer period as may specified by BRAD.

         2.6.3.2 BRAD shall respond to Buyer's request for lead time quotes, price quotes and acknowledge all Orders placed in the following time frame:

                 (a) for Spare Parts in the spares classes "S", "A" and "E" and any item in stock, BRAD will respond within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of Buyer's request, and

                 (b) for Spare Parts in classes "B", "C", "D" and "N", BRAD will respond within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of Buyer's request.

                 In responding to Buyer's Order, such acknowledgment shall include price, in US dollars, lead times, scheduled delivery data and other pertinent information. Formal definitions of "S", "A", and "E", "B", "C", "D" and "N" spares classes are attached as Schedule C, Attachment B.

                                                         Initials

                                                         Buyer ____  BRAD ____

         2.6.3.3 For [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
                     WITH THE COMMISSION]

         2.6.4   PRICE APPLICABILITY

                 The purchase price of BRAD Parts shall be the applicable price set forth in the Spare Parts Price Catalogue (subject to the provisions of this Schedule C) at the time of receipt by BRAD of Buyer's order in the case of BRAD Parts listed in the Spare Parts Price Catalogue or, in the case of BRAD Parts not listed in the Spares Parts Price Catalogue, as quoted by BRAD to Buyer upon request.

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

         2.6.5   CURRENCY, CUSTOMS COVERAGE AND TAXES

                 All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         2.6.6   VENDOR PRICING

                 BRAD shall use reasonable efforts to require its major vendors [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] ninety (90) calendar day notice period prior to changing a published price.

2.7      PROVISIONING

         2.7.1   PRE-PROVISIONING/PROVISIONING CONFERENCE

                 Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and BRAD in order to:

                 (a) discuss the operational parameters to be provided by Buyer to BRAD which BRAD considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from BRAD or vendors ("Provisioning Items");

                 (b) review Buyer's ground support equipment and special tool requirements for the Aircraft;

                                                         Initials

                                                         Buyer ____  BRAD ____

                 (c) discuss the format of the provisioning documentation to be provided to Buyer from BRAD for the selection of Provisioning Items; and

                 (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                 The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, BRAD and Buyer shall use their reasonable efforts to convene such meeting within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] days after execution of the Agreement.

2.8      INITIAL PROVISIONING DOCUMENTATION

         Initial provisioning documentation for BRAD Parts and Vendor Parts shall be provided by BRAD as follows:

         (a) As soon as practical, but in no event later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] months prior to the Scheduled Delivery Month of the first Aircraft, BRAD shall provide to Buyer the following documents (each of which shall be in English and shall utilize US measurements): (i) a complete initial provisioning recommendation that includes all proprietary parts, third party vendor items, consumables, hardware, and lubricants, which initial provisioning recommendation shall be provided in an electronic format mutually agreed upon by the Parties, provided same is not in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION], as well as in hard copy format and (ii) a customized recommendation for tooling special-to-type and standard ground support equipment required for maintenance of the Aircraft. Subject to the requirements of Article 2.7.1(d), BRAD shall also arrange an initial provisioning conference to be held at an agreed to facility and date with Buyer.

                 Revisions to this provisioning data shall be issued by BRAD every [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] days [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] or as may be mutually agreed;

         (b) For further clarity, BRAD will use commercially reasonable efforts to ensure that initial provisioning data supplied to Buyer shall comply with the latest certification standard of the Aircraft and that said data shall allow ordering of Spare Parts consistent with the status of the parts installed on the Aircraft. The foregoing is provided on the premise that any changes required to the initial provisioning list as a result of changes to the mod status of the Aircraft from the date of the

                                                         Initials

                                                         Buyer ____  BRAD ____
                 compilation of the initial provisioning data to the delivery of the last Aircraft are subject to an approved corresponding revision of BRAD's Spare Parts recommendation.

         (c) Buyer shall place initial provisioning purchase orders within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] after reaching mutual agreement on the initial provisioning recommendation provided to Buyer by BRAD at the initial provisioning conference. BRAD and Buyer shall also review the initial provisioning requirements to establish a list of Spare Parts having lead times which fall outside the delivery of the first Aircraft to Buyer. BRAD shall use commercially reasonable efforts to ensure that those lead times which fall outside of the delivery of the first Aircraft are improved in order to adequately support entry of the Aircraft into service and sustained service.

         (d) The Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] calendar day intervals.

         (e) As soon as may be practical, but in no event later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the Scheduled Delivery Month of the first Aircraft, BRAD shall provide a cross reference/interchangeable parts listing, including, but not limited to, hardware, sealants, adhesives, and electrical connectors for the Aircraft within a period consistent with Buyer's schedule of revenue service introduction. Such listing shall cross reference parts to standard aeronautical ("AN"), military ("MS") or other norms. Thereafter, BRAD shall regularly provide in printed format and in a mutually agreed electronic format [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION], data detailing interchangeable, superseded, and obsolete part number information.

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                 Until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] BRAD shall, at Buyer's request and subject to the exceptions in Schedule C Article 2.8.4,

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

         2.8.5   NOTIFICATION AND FORMAT

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning Items [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Such summary shall be in the form of listings as may be mutually agreed between BRAD and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                 Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] after receipt of Buyer's notification BRAD shall advise Buyer, in writing, when BRAD's review of such summary from Buyer will be completed which shall in all cases be within a reasonable period of time.

         2.8.6   REVIEW AND ACCEPTANCE BY BRAD

                 Upon completion of BRAD's review of any detailed summary submitted by Buyer pursuant to Schedule C Article 2.8.5, BRAD shall issue to Buyer a Material [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         2.8.8   INTENTIONALLY LEFT BLANK

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION]

2.9      PROCEDURE FOR ORDERING SPARE PARTS

         Orders for Spare Parts may be placed by Buyer to BRAD by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

         2.9.1   REQUIREMENTS

                 Orders shall include at a minimum Buyer's purchase order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and BRAD's price, if available. Buyer agrees that orders placed with BRAD shall be in an electronic format mutually agreed upon by the Parties or such other format as the Parties may agree upon.

                                                         Initials

                                                         Buyer ____  BRAD ____

         2.9.2   PROCESSING OF ORDERS

                 Upon acceptance of any Order, unless otherwise directed by Buyer, BRAD shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If BRAD does not have the Spare Parts in stock, BRAD shall proceed immediately to acquire or manufacture the Spare Parts. Subject to the terms and conditions of this Schedule C, the purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of ATA Specification 300, as applicable to Buyer.

                          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.10     PACKING

         All Spare Parts ordered shall be packed to meet ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11     PACKING LIST

         BRAD shall insert in each shipment a packing list/release note itemized to show:

         (a)     the contents of the shipment,
         (b) the approved signature of BRAD's TC authority attesting to the airworthiness of the Spare Parts, and
         (c)     value of the shipment for customs clearance, if required, and
         (d)     Shipments correctly marked for customs purpose.

2.12     CONTAINER MARKS

         Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition BRAD shall, upon request, include in the markings: gross weight and cubic measurements.

2.13     DELIVERY, TITLE AND RISK OF LOSS

         2.13.1  DELIVERY POINT

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.15     FREIGHT FORWARDER

         If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release BRAD from and indemnify it for any liability for any

                                                         Initials

                                                         Buyer ____  BRAD ____
         fines or seizures of Spare Parts imposed under any governmental goods in transit regulations. Any such fines levied against BRAD will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.16     REIMBURSEMENT OF EXPENSES

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION]

2.18     INSPECTION AND ACCEPTANCE

         All Spare Parts shall be subject to inspection by Buyer at their destination. Use of Spare Parts or failure of Buyer to give notice of rejection within thirty (30) days after actual receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance.

2.19     REJECTION

         Any notice of rejection referred to in Schedule C Article 2.18 shall specify the reasons for rejection. BRAD shall, at its option, correct, repair or replace the rejected damaged or defective Spare Parts. Buyer shall, upon receipt of BRAD's written instructions and Material Return Authorization ("MRA") number, return a rejected, damaged or defective Spare Part to BRAD at its specified plant, or other destination as may be mutually agreeable. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] BRAD shall return such Spare Part or replacement as soon as reasonably possible. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

                                                         Initials

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
2.20     PAYMENT

         The payment terms shall be net [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of invoice date. Any overdue amount shall bear interest from the due date until actual payment is received by BRAD at the Interest Rate.

2.21     PAYMENT FOR PROVISIONING ITEMS

         Payment of the balance for Provisioning Items shall be made by Buyer immediately within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. Any overdue amount shall bear interest at the Interest Rate from the date of delivery until actual payment is received by BRAD.

2.22     INTENTIONALLY DELETED

2.23     INTENTIONALLY DELETED

2.24     INTENTIONALLY DELETED

2.25     INTENTIONALLY DELETED

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION]

2.27     INTENTIONALLY DELETED

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION]

ARTICLE 3 TRAINING

3.1      GENERAL TERMS

                          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

ARTICLE 4 - TECHNICAL DATA

4.1      TECHNICAL DATA PROVIDED

         4.1.1 BRAD shall furnish to Buyer the Technical Data described in Attachment A hereto (the "Technical Data") in quantities set forth in Schedule C Attachment A

                                                         Initials

                                                         Buyer ____  BRAD ____
                 at no charge to Buyer. The Technical Data shall be in the English language and shall provide information on items manufactured according to BRAD's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed. Applicable revision services will be provided at no charge to Buyer for the period commencing on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         4.1.2 Upon Buyer's request and at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the first day of the Scheduled Delivery Month of the first Aircraft or as the Parties may otherwise agree, BRAD will provide, at no charge to Buyer and in the form then available, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] of the sets of technical publications provided for Article 4.1.1 above, which shall be updated by BRAD from time to time. These publications will be made available in paper or electronic (digital) format, where available, at Buyer's option as soon as they are available.

4.2      SHIPMENT

         Technical Data provided hereunder shall be delivered to the facilities designated by Buyer in the United States and at the time indicated in Attachment A. BRAD shall provide to Buyer, as part of the publications included under this Agreement and at no cost to Buyer, preliminary Illustrated Parts Catalogs ("IPCs") and Component Maintenance Manuals ("CMMs") prior to the first initial provisioning conference, the delivery of the manuals is tentatively scheduled at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the first day of the Scheduled Delivery Quarter.

4.3      PROPRIETARY TECHNICAL DATA

         It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to BRAD and all rights to copyright belong to BRAD and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto subject to the provisions of the Agreement.

         Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including BRAD Parts or items of equipment, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. Notwithstanding the foregoing, Buyer shall inform its employees of the confidential nature of the Technical Data and otherwise use due care and diligence with respect to the protection of the confidential nature of the Technical Data, including the identification and labelling of the Technical Data as confidential.

                                                         Initials

                                                         Buyer ____  BRAD ____

            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
                         WITH THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                  ATTACHMENT A
                                   SCHEDULE C
                             LIST OF TECHNICAL DATA
                      COLUMN HEADING EXPLANATION OF CODES


ITEM
1        DOC              DOCUMENT
                          Title of Technical Data provided.

2        CONFIG           CONFIGURATION
                          G = Contains data common to all aircraft of the same
                              type (Generic).
                          C = Contains data unique to Buyer's Aircraft
                              (Customized).

3        MEDIUM           Buyer selects one of the following media specified in
                          the table:
                          1       =        Print two sides
                          3       =        Print one side
                          4       =        Laminated Cardboard
                          5       =        Digital (CD ROM -will be provided,
                                           subject to availability)


4        REVISION         Y       =        Periodic revision service applies
                          N       =        Revision service not applicable
                          S       =        Revised as required by BRAD

5        QUANTITY
         (Number)                 =        Quantity per the Agreement
         (Number) PER             =        Quantity per Aircraft

6        DELIVERY
                          [CONFIDENTIAL PORTION OMITTED AND
                                        FILED SEPARATELY WITH THE
                                        COMMISSION]

7        ATA              Y       =        Document is per ATA Specification
                                           100, Revision 26.
                          N       =        Document is to BRAD's existing
                                           commercial practices.

                                                         Initials

                                                         Buyer ____  BRAD ____

                                 TECHNICAL DATA
                                  REGIONAL JET

ITEM                      DOC                                CONF   MEDIUM     *      REV     *    ATA  REMARKS
1.       AIRCRAFT MAINTENANCE MANUAL (AMM)                    G      1, 5      *       Y      *     Y
2.       ILLUSTRATED PARTS MANUAL/CATALOG (IPC)               G      1, 5      *       Y      *     Y   NOTE 6
3.       STRUCTURAL REPAIR MANUAL (SRM)                       G      1, 5      *       Y      *     Y
4.       COMPONENT MAINTENANCE MANUAL (CMM)                   G      1, 5      *       Y      *     Y   NOTE 6
5.       POWER PLANT BUILD-UP MANUAL                          G      1, 5      *       Y      *     Y
6.       WIRING DIAGRAM MANUAL                                C      1, 5      *       Y      *     Y
7.       ILLUSTRATED TOOL & EQUIPMENT MANUAL (ITEM)           G      1, 5      *       Y      *     Y
8.       SERVICE BULLETINS                                    G      1, 5      *       S      *     Y   NOTE 2
9.       NON DESTRUCTIVE TEST MANUAL (NDT)                    G      1, 5      *       Y      *     Y
10.      MAINTENANCE PROGRAM DOCUMENT (MPD)                   G      1, 5      *       S      *     Y   NOTE 3
11.      FAA OR DOT AIRPLANE FLIGHT MANUAL (AFM)              C      1, 5      *       S      *     N
12       WEIGHT & BALANCE MANUAL                              G      1, 5      *       Y      *     Y
13       MASTER MINIMUM EQUIPMENT LIST (MMEL)                 G      1, 5      *       S      *     N
14       QUICK REFERENCE HANDBOOK                             C      1, 5      *       S      *     N
15.      FLIGHT CREW OPERATING MANUAL (FCOM)                  C      1, 5      *       S      *     N   NOTE 1
16.      MAINTENANCE TASK CARDS                               C      3, 5      *       S      *     N
17.      FLIGHT PLANNING & CRUISE CONTROL MANUAL              G      1, 5      *       S      *     N
18.      AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING        G      1, 5      *       N      *     N   NOTE 4
                                                                               *              *
20.      MAINTENANCE FACILITIES & EQUIPMENT PLANNING          G      1, 5      *       S      *     N
         MANUAL
21.      SYSTEM SCHEMATIC MANUAL (SSM)                        G      1, 5      *       Y      *     Y
22.      PASSENGER INFORMATION SHEET                          G      3, 5      *       S      *     N   NOTE 5
23.      PILOT CHECKLIST                                      C      4, 5      *       S      *     N
24.      CRASH CREW CHART                                     G      4, 5      *       S      *     N
25.      DISPATCH DEVIATION GUIDE                             G      1, 5      *       S      *     N
26.      POWER PLANT GROUND RUN MANUAL                        G      1, 5      *       S      *     N
27.      FAULT ISOLATION MANUAL (FIM)                         C      1, 5      *       Y      *     N

                                 Page       17

                                                         Initials

                                                         Buyer ____  BRAD ____

28.      REFUEL/DEFUEL HANDBOOK                               G      1, 5      *       Y      *     Y
29.      ATA CHAPTER BREAKDOWN                                G      1, 5      *       Y      *     Y
30.      COMPUTER SELF-TEST/BITE RESET USER GUIDE             G      1, 5      *       S      *     N

*[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

** To the extent there are unique characteristics in the publication that are specific to any aircraft, BRAD shall provide additional copies of the applicable pages necessary for incorporation into a master document.

                                                         Initials

                                                         Buyer ____  BRAD ____

NOTE 1:      REVISION SERVICE
             . Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, BRAD shall incorporate in the applicable documents all applicable BRAD originated Service Bulletins in a regular revision following formal notification by Buyer that such Service Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises BRAD in writing that one configuration is no longer required.


NOTE 2:          SERVICE BULLETINS
                 Aperture cards of the service drawing(s) will be provided in lieu of drawings when practical.

NOTE 3:          MAINTENANCE PROGRAM DOCUMENT
                 This manual provides the basis for Buyer's initial maintenance program.

NOTE 4:          AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING
                 This manual contains data on Aircraft ground manoeuvre and handling.

NOTE 5:          PASSENGER INFORMATION CARDS
                 BRAD will provide one (1) reproducible master for the preparation of passenger information cards. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

NOTE 6:          IPC AND CMM MANUALS
                 Delivered prior to the IPC Conference, subject to availability

                                                         Initials

                                                         Buyer ____  BRAD ____

                                  ATTACHMENT B
                                   SCHEDULE C

                     SPARE PARTS CLASSIFICATION DEFINITIONS

Three dimensions have been selected to establish the classifications:

[Class: Stock Classification, as defined by World Airline Supplier's Guide (W.A.S.G.)]

Dollar Value:    Based on extended sales volume.

Hits:            The number of customer orders placed for a given item.

Priority:        Frequency of AOGs.

Each part is classified independently on the above criteria. When an item receives different classes, the highest class has been selected; for example. if a part was a very low dollar value (e.g. "D") but was frequently used (e.g. "A"), it would be an "A".

In addition to the above, BRAD has introduced two (2) other dimensions:

Unit Cost:       The unit value of an item will be monitored to ensure that items which are the very high cost drivers are segregated.

New Parts:       The date a part was created will be monitored to ensure that items which had never been ordered but have recently started having usage are monitored closely.

               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
                              WITH THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE D

                        WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

The following warranty (the "Warranty") is that to which reference is made in
Article 3 of the Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION]

ARTICLE 3 - SERVICE LIFE POLICY

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
         THE COMMISSION]

ARTICLE 4 - GENERAL

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
         THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE D
                                  ATTACHMENT A
                                    CRJ 700
                               COVERED COMPONENTS

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
         THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                  SCHEDULE E-1

                        Firm Aircraft Delivery Schedule


[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                  SCHEDULE E-2

                       OPTION AIRCRAFT DELIVERY SCHEDULE

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE F



                           CERTIFICATE OF ACCEPTANCE




         The undersigned hereby acknowledges on behalf of Buyer that the Aircraft bearing manufacturer's serial number ____________________ fitted with two (2) General Electric CF-34-8C1 turbofan engines bearing serial numbers _____________________ and __________________
         has been satisfactorily ground and flight tested, and is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] in accordance with the terms and conditions of this Agreement signed on the 31st day of January, 1998 between Bombardier Inc., represented by and through its Bombardier Regional Aircraft Division, and Buyer.




Place:_______________________________     Date:______________________________





SIGNED FOR AND ON BEHALF OF

AMR EAGLE HOLDING CORPORATION



Per:         _____________________________



Title:       _____________________________

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE G

                             WARRANTY BILL OF SALE

1. FOR VALUABLE CONSIDERATION, BOMBARDIER INC., REPRESENTED BY AND THROUGH ITS BOMBARDIER REGIONAL AIRCRAFT DIVISION ("BRAD"), OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS
         FOLLOWS:

                 ONE CANADAIR REGIONAL JET MODEL CL-600-2C10
                 AIRCRAFT BEARING:

                 MANUFACTURER'S SERIAL NO.:        ___________________________,
                 TOGETHER

                 WITH TWO (2) GENERAL ELECTRIC COMPANY
                 CF34-8C1 JET ENGINES SERIAL NOS.  __________________________

                                                   ___________________________,
                 AND

                 ONE (1) AUXILIARY POWER UNIT NO.: ___________________________

                 AND ALL APPLIANCES, PARTS, INSTRUMENTS, APPURTENANCES, ACCESSORIES, FURNISHINGS OR OTHER EQUIPMENT OR PROPERTY INSTALLED ON OR ATTACHED TO SAID AIRCRAFT, ENGINES AND AUXILIARY POWER UNIT (TOGETHER WITH SUCH AIRCRAFT, ENGINES AND AUXILIARY POWER UNIT BEING THE "AIRCRAFT")


         DOES THIS           DAY OF               200      HEREBY SELL, GRANT,
         TRANSFER AND DELIVER ALL RIGHT, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO:______________________________.

         BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BRAD HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

         BRAD WARRANTS TO BUYER, ITS SUCCESSORS AND ASSIGNS THAT ON THE DATE HEREOF IT IS THE LAWFUL OWNER OF GOOD, VALID AND MARKETABLE TITLE IN AND TO THE AIRCRAFT AND HAS GOOD RIGHT TO SELL THE SAME AND THAT SUCH TITLE TO THE AIRCRAFT IS ON THE DATE HEREOF FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER (OTHER THAN THOSE CREATED BY OR THROUGH BUYER) AND THAT BRAD WILL DEFEND

                                                         Initials

                                                         Buyer ____  BRAD ____

         SUCH TITLE FOREVER AGAINST SUCH CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER (OTHER THAN THOSE CREATED BY OR THROUGH BUYER).

         THIS WARRANTY BILL OF SALE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.



         BUYER:

         PLACE:_____________________________       TIME:_______________________

         For and on behalf of

         Bombardier, Inc.

         Per:  ____________________________________


         Title:____________________________________

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE H




                       CERTIFICATE OF RECEIPT OF AIRCRAFT





THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE TAKEN ACTUAL DELIVERY (AS DEFINED IN THE PURCHASE AGREEMENT DATED JANUARY 31, 1998 BY AND BETWEEN BOMBARDIER INC. AND AMR EAGLE HOLDING CORPORATION) FROM BOMBARDIER INC., REPRESENTED BY ITS BOMBARDIER REGIONAL AIRCRAFT DIVISION ("BRAD"), AT THE DORVAL AIRPORT, ADJACENT TO BRAD'S PLANT IN DORVAL, PROVINCE OF QUEBEC, CANADA, ON THE _____________ DAY OF ______________ , AT THE HOUR OF _____________ O'CLOCK, ONE
(1) / CANADAIR REGIONAL JET AIRCRAFT MODEL CL-600-2C10 AIRCRAFT, BEARING SERIAL NUMBER ______________, INCLUDING WITH THE AIRCRAFT TWO (2) CF34-8C1 TURBOFAN ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS _____________ & __________________ AND OTHER MAJOR REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.




Signed for and on behalf of
AMR Eagle Holding Corporation



Per:_______________________________________________

Title:_____________________________________________

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE I

                          ECONOMIC ADJUSTMENT FORMULA

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE J

                         BUYER FURNISHED EQUIPMENT LIST
                             AND APPLICABLE CREDITS

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION]

                                                         Initials

                                                         Buyer ____  BRAD ____

                                   SCHEDULE K




                                  CHANGE ORDER

                                                         Initials

                                                         Buyer ____  BRAD ____

==============================================================================
                             CONTRACT CHANGE ORDER
==============================================================================
PURCHASER:

PURCHASE AGREEMENT NO.:                                      AIRCRAFT
TYPE:

C.C.O. NO.:                                                  DATED:

                                                             PAGE __ OF __

REASON FOR CHANGE:
==============================================================================

DESCRIPTION OF CHANGE (including time of implementation and price impact, if any):





          ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN
                                   UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached. In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.
==============================================================================
FOR AND ON BEHALF OF:                              FOR AND ON BEHALF OF:

BOMBARDIER INC._______________               BUYER:_____________________


SIGNED:_______________________               SIGNED:____________________

DATE:_________________________               DATE:______________________

==============================================================================

                                                         Initials

                                                         Buyer ____  BRAD ____

                           LIST OF LETTER AGREEMENTS

--------------------------------------------------------------------------
         LETTER AGREEMENT        TOPIC
--------------------------------------------------------------------------
              01                 *
--------------------------------------------------------------------------
              02                 Aircraft Purchase Options
--------------------------------------------------------------------------
              03                 Option Aircraft Payment Schedule
--------------------------------------------------------------------------
              04                 *
--------------------------------------------------------------------------
              05                 Spares Support *
--------------------------------------------------------------------------
              06                 *
--------------------------------------------------------------------------
              07                 *
--------------------------------------------------------------------------
              08                 *
--------------------------------------------------------------------------
              09                 *
--------------------------------------------------------------------------
              10                 *
--------------------------------------------------------------------------
              11                 *
--------------------------------------------------------------------------
              12                 Product Improvements
--------------------------------------------------------------------------
              13                 *
--------------------------------------------------------------------------
              14                 *
--------------------------------------------------------------------------
              15                 *
--------------------------------------------------------------------------
              16                 *
--------------------------------------------------------------------------
              17                 *
--------------------------------------------------------------------------
              18                 *
--------------------------------------------------------------------------
              19                 *
--------------------------------------------------------------------------
              20                 Volume Spares Parts Credit
--------------------------------------------------------------------------
              21                 Aircraft Simulator
--------------------------------------------------------------------------

*[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



LA Index
to Purchase Agreement 390
                                   -1-                                  3/11/98

                                                  Initials

                                                  Buyer ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 01 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division, ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement or Schedule 1. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.                         Acknowledged and Accepted
                                        AMR EAGLE HOLDING CORPORATION




LA No. 01 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                  -1-                                  3/6/98

                                                  Initials

                                                  Buyer ____ BRAD____

---------------------------------               -----------------------------
Vice President, Contracts                       Daniel P. Garton
Bombardier Regional Aircraft Division           President


                                                Date: January 31, 1998

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]




LA No. 01 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer ____ BRAD____

                                   SCHEDULE 1










LA No. 01 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -3-                                3/6/98

                                                  Initials

                                                  Buyer ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: AIRCRAFT PURCHASE OPTIONS


Dear Sirs:

Letter Agreement No. 02 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.





LA No. 02 - Option Aircraft
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____-

Yours very truly,
BOMBARDIER INC.


---------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                       Acknowledged and Accepted
                                       AMR EAGLE HOLDING CORPORATION


                                       ------------------------------------
                                       Daniel P. Garton
                                       President

                                       Date:  January 31, 1998






LA No. 02 - Option Aircraft
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____-

January 31, 1998


AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: OPTION AIRCRAFT PAYMENT SCHEDULE

Dear Sirs:

Letter Agreement No. 03 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0 The Basic Aircraft Price of the Option Aircraft shall be established on the same basis as that of the Firm Aircraft referred to in Article 8 of the Agreement except that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. BRAD requires and Buyer shall pay progress payments for the Option Aircraft, as follows:

         (a) A refundable deposit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per Option Aircraft is due within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the execution of the Agreement. Upon execution of the Agreement (pending receipt of such deposit by BRAD), BRAD shall reserve and remove the Option Aircraft from the market for purchase by Buyer;

         (b) A non-refundable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] progress payment equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the Basic Aircraft Price of the relevant Option Aircraft (excluding any increase due to the Economic Adjustment Formula and


LA No. 03 - Option Aircraft
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] shall be due at the time the relevant Option Aircraft is exercised;




LA No. 03 - Option Aircraft
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

         (c) A non-refundable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] progress payment equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the Basic Aircraft Price of the relevant Option Aircraft excluding any increase due to the Economic Adjustment Formula [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] shall be due [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the first day of the Scheduled Delivery Month of the relevant Option Aircraft;

         (d) The balance of the Purchase Price for each Option Aircraft, after deducting the payments made in this Letter Agreement (a) through (c) above, shall become due and payable on the Actual Delivery Date of the relevant Option Aircraft from BRAD to Buyer; and

         (e) Except as otherwise provided in the Agreement, BRAD shall not be obligated to pay any interest to Buyer on any deposits or progress payments referenced in this Letter Agreement.

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.



LA No. 03 - Option Aircraft
to Purchase Agreement 390
                                   -3-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division

                                         Acknowledged and Accepted
                                         AMR EAGLE HOLDING CORPORATION


                                         ---------------------------
                                         Daniel P. Garton
                                         President

                                         Date:  January 31, 1998



LA No. 03 - Option Aircraft
to Purchase Agreement 390
                                   -4-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


Dear Sirs:

Letter Agreement No. 04 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.




LA No. 04 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                            Acknowledged and Accepted
                                            AMR EAGLE HOLDING CORPORATION



                                            ----------------------------
                                            Daniel P. Garton
                                            President

                                            Date:  January 31, 1998



LA No. 04 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: SPARES SUPPORT AND [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION]


Dear Sirs:

Letter Agreement No. 05 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.





LA No. 05 - Spares Support
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


-------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                          Acknowledged and Accepted
                                          AMR EAGLE HOLDING CORPORATION


                                          -----------------------------------
                                          Daniel P. Garton
                                          President

                                          Date:  January 31, 1998







LA No. 05 - Spares Support
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 06 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")


[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement






LA No. 06 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____
         and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           ----------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998





LA No. 06 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


Dear Sirs:

Letter Agreement No. 07 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior consent of BRAD, except as may be provided for in the Agreement.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.




LA No. 07 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                            Acknowledged and Accepted
                                            AMR EAGLE HOLDING CORPORATION


                                            --------------------------------
                                            Daniel P. Garton
                                            President

                                            Date:  January 31, 1998







LA No. 07 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


Dear Sirs:

Letter Agreement No. 08 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the





LA No. 08 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

         Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.



Yours very truly,
BOMBARDIER INC.


-------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division



                                            Acknowledged and Accepted
                                            AMR EAGLE HOLDING CORPORATION



                                            ----------------------
                                            Daniel P. Garton
                                            President

                                            Date:  January 31, 1998






LA No. 08 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 09 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

1.0      GENERAL:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular





LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

         Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.










LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           --------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998






LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -3-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 10 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

12.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

13.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.










LA No. 10 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ___ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                          Acknowledged and Accepted
                                          AMR EAGLE HOLDING CORPORATION


                                          ---------------------------
                                          Daniel P. Garton
                                          President

                                          Date:  January 31, 1998







LA No. 10 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. _____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 11 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

6.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.





LA No. 11 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


-------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division
                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           --------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998






LA No. 11 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

                                    ANNEX A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]







LA No. 11 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -3-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: PRODUCT IMPROVEMENTS


Dear Sirs:

Letter Agreement No. 12 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

8.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.








LA No. 12 Product Improvements
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


---------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           ---------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998







LA No. 12 Product Improvements
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 13 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")


2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.





LA No. 13 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.


---------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division

                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998







LA No. 13 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 14 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

8.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.






LA No. 14 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


---------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           ----------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January __, 1998






LA No. 14 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/11/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 15 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.





LA No. 15 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


-------------------------------
Vice President,  Contracts
Bombardier Regional Aircraft Division


                                             Acknowledged and Accepted
                                             AMR EAGLE HOLDING CORPORATION


                                             ---------------------------
                                             Daniel P. Garton
                                             President

                                             Date:  January 31, 1998





LA No. 15 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 16 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
         COMMISSION].

2.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to






LA No. 16 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____
         them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President,  Contracts
Bombardier Regional Aircraft Division


                                            Acknowledged and Accepted
                                            AMR EAGLE HOLDING CORPORATION


                                            --------------------------
                                            Daniel P. Garton
                                            President

                                            Date:  January 31, 1998





LA No. 16 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998


AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 17 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

3.0      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in





LA No. 17 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____
         whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.








LA No. 17 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           ----------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998








LA No. 17 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -3-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 18 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.







LA No. 18 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                          Acknowledged and Accepted
                                          AMR EAGLE HOLDING CORPORATION


                                          -------------------------
                                          Daniel P. Garton
                                          President

                                          Date:  January 31, 1998







LA No. 18 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

Dear Sirs:

Letter Agreement No. 19 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

2.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.





LA No. 19 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                          Acknowledged and Accepted
                                          AMR EAGLE HOLDING CORPORATION


                                          ---------------------------
                                          Daniel P. Garton
                                          President

                                          Date:  January 31, 1998








LA No. 19 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998


AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155


Subject: VOLUME SPARES PARTS CREDIT

Dear Sirs:

Letter Agreement No. 20 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, except as may be provided for in the Agreement.

8.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.







LA No. 20 Volume Spares Parts Credit
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

Yours very truly,
BOMBARDIER INC.


--------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division

                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION



                                           -------------------------
                                           Daniel P. Garton
                                           President

                                           Date:  January 31, 1998







LA No. 20 Volume Spares Parts Credit
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer. ____ BRAD____

January 31, 1998



AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject: AIRCRAFT TRAINING DEVICES

Dear Sirs:

Letter Agreement No. 21 (this "Letter Agreement") to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division, ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer's option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft").

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

6.0      MISCELLANEOUS

6.1 Notwithstanding any other provision of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

6.2 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of
         Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable. All terms not defined herein shall have the meaning ascribed to them in the Agreement. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.







LA No. 21 Aircraft Training Devices
to Purchase Agreement 390
                                   -1-                                3/6/98

                                                  Initials

                                                  Buyer ____ BRAD____

Yours very truly,
BOMBARDIER INC.


---------------------------------
Vice President, Contracts
Bombardier Regional Aircraft Division


                                           Acknowledged and Accepted
                                           AMR EAGLE HOLDING CORPORATION


                                           --------------------------
                                           Daniel P. Garton
                                           President

                                           Date: January 31, 1998







LA No. 21 Aircraft Training Devices
to Purchase Agreement 390
                                   -2-                                3/6/98

                                                  Initials

                                                  Buyer ____ BRAD____